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BlackRock Kelso Capital Announces Initial Public Offering

New York, New York, June 27, 2007—BlackRock Kelso Capital Corporation (the “Company”) announced today that it priced its initial public offering of 10,000,000 shares of common stock at $16.00 per share, raising $160.0 million in gross proceeds. The shares are expected to be delivered on July 2, 2007. The Company has also granted the underwriters an option to purchase up to an additional 1,500,000 shares of common stock to cover over-allotments, if any. J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Securities are the joint book-runners for the transaction. Bear, Stearns & Co. Inc. and UBS Securities LLC are the co-managers. This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission. A copy of the final prospectus to the offering may be obtained from J.P. Morgan Securities Inc., JPMorgan at 4 Chase Metrotech Center, CS Level, Brooklyn, NY 11245 Attention: Chase Distribution & Support Service Northeast Statement Processing, (718) 242-8002; Citigroup Global Markets Inc., Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, NY 11220, (800) 831-9146; Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center (Prospectus Department 4th Floor) New York, NY 10080; and Wachovia Securities, 375 Park Avenue, 4th Floor, New York, NY 10152, Attention: Equity Syndicate, equity.syndicate@wachovia.com. Copies of the Company’s prospectus may be obtained in any state from only such of the underwriters as may lawfully offer these securities in compliance with the securities laws of such state. Investors should consider the investment objectives, risks, and charges and expenses of the Company carefully before investing. The prospectus contains this and other information about the Company, and should be read carefully before investing.

About BlackRock Kelso Capital Corporation

BlackRock Kelso Capital Corporation is a business development company formed in early 2005 by its management team, BlackRock, Inc. and principals of Kelso & Company, to provide debt and equity capital to middle-market companies.

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in middle-market companies in the form of senior and junior secured and unsecured debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies. For additional information please visit our website at: http://www.blackrockkelso.com.

BlackRock, Inc. is one of the world’s largest publicly traded investment management firms. As of March 31, 2007, the assets under management of BlackRock were over $1.1 trillion. The firm manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed income, cash management and alternative investment products.

Kelso & Company is one of the oldest and most established firms specializing in private equity investing with more than 34 years of investment experience in levered acquisitions. Since 1980, Kelso has invested over $4.3 billion of private equity capital.

Forward-Looking Statements

Statements included herein may constitute “forward looking statements.” These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward looking statements made herein.